Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events
Subsequent Events

16. Subsequent Events

Preferred Stock Dividend Declared

On January 19, 2017, the Company’s Board of Directors declared a quarterly cash dividend per share equal to 8.0% based on the liquidation preference of $50.00 per share on an annualized basis, or $1.00 per share, on the Company’s 8.0% Series A Perpetual Convertible Preferred Stock. This dividend is for the period beginning on the last payment date of November 15, 2016 through February 14, 2017 and was paid in cash on February 15, 2017 to shareholders of record as of February 1, 2017.

Special Stock Dividend Declared

On March 3, 2017, the Company’s Board of Directors declared a special stock dividend (the “Special Stock Dividend”) of 0.087423 shares of the Company’s Class A common stock, $0.001 par value (“Class A Common Stock”), for each outstanding share of Class A Common Stock (based on the number of shares outstanding on the date hereof). The special stock dividend is payable on March 31, 2017 to stockholders of record as of the close of business on March 15, 2017. In lieu of issuing fractional shares of Class A Common Stock, cash will be distributed. All share and EPS information presented herein have been recast to retrospectively adjust for the effects of this special stock dividend.

From time-to-time, the Company’s subsidiary Jones Energy Holdings, LLC (“JEH”) makes cash distributions to the holders of common units representing membership interests in JEH (“JEH Common Units”) to cover tax obligations that may occur as a result of any net taxable income of JEH allocable to holders of JEH Common Units. As a JEH Common Unit holder, the Company has received such cash distributions from JEH in excess of the amount required to satisfy the Company’s associated tax obligations. As a result, the Company is using the excess cash of approximately $17.5 million in the aggregate to acquire newly-issued JEH Common Units from JEH, who will use the $17.5 million in proceeds to pay down debt outstanding under its credit facility.

The stock dividend has been declared in order to equalize the number of shares of Class A Common Stock outstanding to the number of JEH Common Units held by the Company, and the aggregate number of Class A Common Stock issued in the stock dividend will equal the number of additional JEH Common Units the Company is purchasing from JEH. The JEH Common Units will be purchased at a price of $3.50 per share, which is the volume weighted average price per share of the Class A Common stock for the five trading days ended February 28, 2017. Cash payments in lieu of fractional shares will also be made on the basis of a value per share of Class A Common Stock of $3.50 per share.

The declaration, amount and payment of any future dividends on shares of Class A Common Stock will be at the sole discretion of Jones Energy’s board of directors and the amount and timing of any future dividends cannot be predicted at this time.